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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 17, 2011

                          UNIVERSAL POWER GROUP, INC.
             (Exact name of Registrant as specified in its charter)


            Texas                        001-33207              75-1288690
-------------------------------       ----------------      -------------------
(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                 File Number)         Identification No.)


     1720 Hayden Road, Carrollton, Texas                          75006
------------------------------------------------            ------------------
   (Address Of Principal Executive Office)                      (Zip Code)


       Registrant's telephone number, including area code (469) 892-1122


--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

      On November 17, 2011, Universal Power Group, Inc. (the "Company") held its
2011   Annual   Meeting   of   Stockholders.  At  that  meeting,  the  Company's
stockholders:

o Re-elected incumbent directors to serve until the next annual meeting of stockholders and their successors are elected and qualified; and

o Ratified the appointment of BKD, LLP as the Company's independent auditors for the 2011 fiscal year.

      The specific votes with respect to aforementioned were as follows:


1.    Election of directors:


                                                             VOTES
                                  ---------------------------------------------------------
      NAME                               FOR             WITHHELD         BROKER NON-VOTES
-------------------------------------------------------------------------------------------
William Tan                           3,737,812          180,289               894,752
-------------------------------------------------------------------------------------------
Ian Colin Edmonds                     3,732,968          185,133               894,752
-------------------------------------------------------------------------------------------
Leslie Bernhard                       3,738,812          179,289               894,752
-------------------------------------------------------------------------------------------
Robert M. Gutkowski                   3,803,897          114,204               894,752
-------------------------------------------------------------------------------------------
Hyun Park                             3,804,097          114,204               894,752
-------------------------------------------------------------------------------------------

2. The ratification of the appointment of BKD, LLP as the Company's independent auditors for the 2011 fiscal year:

                                     VOTES
         ------------------------------------------------------------
               FOR                   AGAINST               ABSTAIN
         ------------------------------------------------------------
            4,792,011                20,842                   0
         ------------------------------------------------------------

                                   * * * * *

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    Universal Power Group, Inc.


Date: November 21, 2011                             By: /s/ Ian Edmonds
                                                        -----------------------
                                                        Name:  Ian Edmonds
                                                        Title: President and CEO


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